UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 22, 2013

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6060 Parkland Boulevard, Mayfield Heights, Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-875-5600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure Of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On Wednesday, May 22, 2013, at the 2013 Annual Meeting of Shareholders, the shareholders of Ferro Corporation (the “Company”) voted to approve the 2013 Omnibus Incentive Plan (the “Plan”). The Plan was approved by the Company’s Board of Directors on February 22, 2013, subject to shareholder approval.

The purpose of the Plan is to promote the Company’s long-term financial interests and growth by attracting, retaining and motivating high quality key employees and directors, motivating such employees and directors to achieve the Company’s short- and long-range performance goals and objectives, aligning their interests with those of its shareholders, and providing components to allow the Company to offer compensation to its employees. The Plan is administered. Pursuant to the terms of the Plan, the Committee is authorized to grant equity and cash incentive awards including (a) incentive stock options and nonstatutory stock options each with an exercise price not less than the per share fair market value of Company’s shares of Common Stock on the date the option is granted and a term of no more than ten years, (b) stock appreciation rights with an exercise price not less than the fair market value on the date of grant and a term of no more than ten years, (c) restricted shares or restricted share units, which may be subject to time-based vesting or performance-based vesting, (d) performance awards, which may be in the form of cash, shares or a combination thereof, with performance awards in the form of shares represented either by forfeitable shares issued at the time of grant or by phantom performance shares, each of which will be earned upon satisfaction of pre-established performance targets over a performance period (usually three years) established by the Compensation Committee, (e) other share based awards, such as shares, phantom share units, deferred shares or units or other awards valued in whole or in part by reference to, or otherwise based upon, shares, and (f) dividend equivalent rights, which entitle the participant to receive credits based on cash distributions that would have been paid on the shares if such shares had been issued to and held by the participant. For awards that vest based solely on the lapse of time, the minimum vesting period is three years from the date of grant and for awards that vest based on performance criteria, the minimum vesting period is 12 months; however, the Compensation Committee may grant awards not subject to such minimum periods so long as the aggregate number of shares subject to such awards does not exceed 440,000 (ten percent of the shares reserved under the Plan).

The number of the Company’s shares of Common Stock reserved for awards under the Plan is 4,400,000, subject to certain capitalization adjustments, which is inclusive of the shares of Common Stock that were available to be granted under the 2010 Long Term Incentive Plan immediately prior to approval of the Plan by the Company’s shareholders.
The Plan provides that no more than 1,500,000 shares of Common Stock will be the subject of awards granted to any single participant during any 12-month period. If an award is to be settled in cash, the number of shares of Common Stock on which the award is based shall not count toward the individual share limit set forth above. The maximum amount of compensation that may be paid under a cash-based award granted in any 12-month period to a single participant shall be $4,000,000 (or, if the applicable performance period is more than 12-months, $4,000,000 times the number of 12-month periods in the performance period).

Except as the Board of Directors may expressly provide otherwise in an award agreement, change in control agreement or otherwise, each outstanding award shall be assumed or an equivalent substituted by any successor corporation or organization resulting from a merger, consolidation or other reorganization of the Company (each, a “Successor Corporation”). If a participant’s employment is terminated within the 24-month period following a “Change of Control” (defined in the Plan), for any reason other than a termination for cause, the following provisions apply: (a) all stock options and stock appreciation rights will become fully vested and exercisable as of the termination date, (b) all restrictions and conditions with respect to all awards of restricted shares and restricted share units will be deemed fully released or satisfied as of the date of the termination, and (c) all incomplete performance periods with respect to a performance award shall end on the date of the termination and the Compensation Committee shall determine the extent to which the performance targets have been met, and if the extent to which the performance targets have been met is not determinable, target performance levels shall be deemed to be achieved. In the event that a Successor Corporation in a Change of Control refuses to assume or substitute for an award, the Compensation Committee may cause any or all of such awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such awards to lapse.
The Board of Directors will have the power to amend, modify or terminate the Plan under certain circumstances; provided, however, that any amendment or modification that must be approved by shareholders, shall not be effective unless and until shareholder approval has been obtained. The Board will not have the power to change an option price nor the initial value of a stock appreciation right. No new awards may be made under the Plan after December 31, 2022.

The foregoing summary of the Plan is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Shareholders of the Company was held on Wednesday, May 22, 2013.

The final results of voting on each of the matters submitted to a vote of security holders at the 2013 Annual Meeting are as follows:

1. Shareholders elected each of the following three nominees as a director to serve for a term to expire at the 2016 Annual Meeting of Shareholders and until his or her successor has been duly elected and qualified, as set forth below.

	Votes	Votes	Broker
Name	For	Withheld	Non-Votes
David A. Lorber	64,897,705	2,126,169	0
Jeffry N. Quinn	64,874,452	2,149,422	0
Ronald P. Vargo	60,509,004	6,514,870	0

2. Shareholders approved the Company’s 2013 Omnibus Incentive Plan, as set forth below.

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
62,113,579	4,514,266	396,029	0

3. Shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, as set forth below.

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
66,628,895	68,137	326,842	0

4. Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth below.

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
49,280,118	4,408,634	13,335,122	0

5. Shareholders approved an amendment to the Company’s Code of Regulations so that Section 1701.831 of the Ohio Revised Code does not apply to the Company, as set forth below.

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
66,136,253	482,245	405,376	0

6. Shareholders rejected the shareholder proposal to request the Board to take action to change voting standards contained in the Company’s charter and by-laws, as set forth below.

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
31,436,598	33,981,189	1,606,087	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1: 2013 Omnibus Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

May 23, 2013	By:	Mark H. Duesenberg

Name: Mark H. Duesenberg
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Omnibus Incentive Plan